3Q11 Earnings Conference Call October 20, 2011 Please refer to earnings release dated October 20, 2011 for further information. Exhibit 99.2 © Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth
Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Vantiv, LLC, formerly Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
3Q11 in review
Credit continuing to improve
• Net charge-offs of $262mm (1.32% of loans and leases) declined
$42mm, or 14%, sequentially to lowest level since 4Q07
• Total NPAs of $2.1B including held-for-sale declined $123mm or 5%
sequentially to lowest level since 2Q08
• Provision expense of $87mm, reduction in allowance of $175mm
• Loan loss allowance 3.08% of loans; coverage 125% of NPAs, 158% of
NPLs, and 2.4x annualized third quarter net charge-offs
Actions driving progress
• Focus on credit quality, portfolio management, and loss mitigation strategies
• Executing on customer experience and employee engagement
initiatives
• Enhancing breadth and profitability of offerings and relationships
• Exit from all crisis-era government programs
Continued strong operating results
• Net income available to common shareholders of $373mm, or $0.40 per diluted share
• Pre-provision net revenue^ of $617mm, flat sequentially
• Period end loans and leases* up $1.2B (2%); average loans and leases* up $683mm sequentially (1%)
• 1.3% ROA; 15% ROTCE^
• Strong capital ratios: Tier 1 common 9.3%, Tier 1 capital ratio 12.0%,
Total capital ratio 16.3%**
• Tangible book value per share^ growth 5% from 2Q11, 13% from 3Q10
^ Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
* Excluding loans held-for-sale
** Current period regulatory capital data ratios are estimated

© Fifth Third Bank | All Rights Reserved
Financial summary
• 3Q11 earnings of $0.40 per diluted share driven by strong revenue and improved credit results
• 1.3% return on average assets; 15% return on average tangible common equity
• Average transaction deposits up 1%; core deposits flat sequentially
• Average loans* up 3% from 3Q10, reflecting strength in C&I and auto loans
Actual
Seq. YOY
($ in millions)
3Q10 2Q11 3Q11 $ % $ %
Average Balances
Commercial loans* $43,861 $43,570 $309 1% $18 -
Consumer loans*
32,756 34,367 34,741 374 1% 1,985 6%
Total loans & leases* $76,617 $77,937 $78,620 $683 1% $2,003 3%
Core deposits
$75,202 $78,244 $78,218 ($26) - $3,016 4%
Income Statement Data
Net interest income (taxable equivalent) $916 $869 $902 $33 4% ($14) (2%)
Provision for loan and lease losses 457 113 87 (26) (23%) (370) (81%)
Noninterest income 827 656 665 9 1% (162) (20%)
Noninterest expense 979 901 946 45 5% (33) (3%)
Net Income $238 $337 $381 $44 13% $143 60%
Net income available to common shareholders $175 $328 $373 $45 14% $198 112%
Pre-provision net revenue^ $760 $619 $617 ($2) - ($143) (19%)
Earnings per share, basic $0.22 $0.36 $0.41 $0.05 14% $0.19 86%
Earnings per share, diluted $0.22 $0.35 $0.40 $0.05 14% $0.18 82%
Net interest margin 3.70% 3.62% 3.65% 3bps 1% (5bps) (1%)
Return on average assets 0.84% 1.22% 1.34% 12bps 10% 50bps 60%
Return on average tangible common equity^ 9.4% 14.0% 14.9% 90bps 6% 550bps 59%
^ Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
* Excluding loans held-for-sale
$43,879

Net interest income
• Sequential net interest income trends reflected growth in C&I, residential mortgage, auto, and bankcard loan balances, as well as securities balances, which offset lower yields on loans and securities
– NII up $33mm, or 4%, sequentially and down $14mm, or 2%, year-over-year
– NIM up 3 bps sequentially and down 5 bps year-over-year
• Yield on interest-earning assets declined 9 bps sequentially and 29 bps year-over-year
– Investment of excess cash in bankers acceptances ($617mm, up $62mm sequentially)
reduced reported C&I loan yields by ~6 bps
* Represents purchase accounting adjustments included in net interest income.
($mm)
Yield Analysis
Interest-earning assets
3Q10 2Q11 3Q11 (bps) (bps)
Commercial and industrial loans 4.81% 4.35% 4.29%
(6) (52)
Commercial mortgage loans 3.97% 4.00% 3.94%
(6) (3)
Commercial construction loans 3.06% 3.01% 3.02%
1 (4)
Commercial leases 4.34% 4.06% 3.87%
(19) (47)
Residential mortgage loans 4.81% 4.54% 4.47%
(7) (34)
Home equity 3.99% 3.91% 3.89%
(2) (10)
Automobile loans 5.71% 4.81% 4.52%
(29) (119)
Credit card 10.70% 9.91% 9.49%
(42) (121)
Other consumer loans and leases   18.59% 22.02% 30.76%
874 1217
Total loans and leases 4.85% 4.54% 4.48%
(6) (37)
Taxable securities 4.06% 3.97% 3.88%
(9) (18)
Tax exempt securities 4.05% 6.41% 5.84%
(57) 179
Other short-term investments 0.36% 0.25% 0.25%
- (11)
Total interest-earning assets 4.57% 4.37% 4.28%
(9) (29)
3.70%
3.75%
3.71%
3.62%
3.65%
$450
$550
$650
$750
$850
$950
3Q10 4Q10 1Q11 2Q11 3Q11
$916
$919
$884
$869
$902
NII and NIM (FTE)
Net Interest Income (right axis) PAA* NIM
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2.0%
2.5%
3.0%
3.5%
4.0%
Seq. YoY

Balance sheet
• C&I loans up 3% sequentially and 9% from 3Q10
• CRE loans down 4% sequentially and 17% from 3Q10
• Consumer loans up 1% sequentially and 6% from 3Q10
• Warehoused residential mortgage loans held-for-sale were $1.2B at quarter end versus $1B at 2Q11
+1% QoQ;  +3% YoY
Flat QoQ; +4% YoY
• Core deposit to loan ratio of 100%, up 1% from 3Q10
• DDAs up 7% sequentially and 22% year-over-year
• Retail average transaction deposits up 1% sequentially and 13%
from the previous year, driven by growth in demand deposit,
savings, MMDA, and interest checking account balances
• Commercial average transaction deposits up 1% sequentially and
7% from the previous year
Average loan growth ($B)^
Average core deposit growth ($B)
Average wholesale funding ($B)
• Reduced wholesale funding by $1.3B from 3Q10
– Non-core deposits down 15% sequentially and 45% from 3Q10
– Short term borrowings up 126% sequentially and 102% from
3Q10
– Long-term debt down 4% sequentially and 7% from 3Q10
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
44
43
43 44 44
33
33
34 34
35
3Q10 4Q10 1Q11 2Q11 3Q11
Commercial Loans Consumer Loans
78 79
19
21
22 22
24
42
43
45 46
45
14
12
11
11 9
3Q10 4Q10 1Q11 2Q11 3Q11
Demand IBT/Savings/MMDA Consumer CD/Core foreign
6
5
4 4
3
2
2
2 2 4
11
10
10 10
10
3Q10 4Q10 1Q11 2Q11 3Q11
LT debt ST borrowings Non-core deposits
77 76
78
18
17
16 16
75 76
78
78
78

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19

Noninterest income
• Noninterest income of $665mm increased $9mm, or 1%, from prior quarter; driven by securities gains, higher mortgage banking net revenue, and service charges on deposits
• 3Q11 debit interchange revenue of $58mm
– 3Q11 debit interchange $ volume: $4.4B (Signature $3.4B, PIN $0.9B)
– 3Q11 debit interchange transaction volume: 121mm (Signature 97mm, PIN 24mm)
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 3Q10 2Q11 3Q11
Gain / (loss) on sale of loans ($1) $8 3
Commercial loans HFS FV adjustment (9) (9) (6)
Gain / (loss) on sale of OREO properties (29) (26) (21)
Mortgage repurchase costs (4) - (2)
Total credit-related revenue impact ($44) ($28) ($25)
Actual Seq. YOY
3Q10 2Q11 3Q11 $ % $ %
($ in millions)
Service charges on deposits
$143 $126 $134 $8 7% ($9) (6%)
Corporate banking revenue
86 95 87 (8) (8%) 1 1%
Mortgage banking net revenue
232 162 178 16 10% (54) (23%)
Investment advisory revenue
90 95 92 (3) (3%) 2 2%
Card and processing revenue
77 89 78 (11) (12%) 1 2%
Other noninterest income
195 83 64 (19) (23%) (131) (67%)
Securities gains, net
4 6 26 20 333% 22 550%
Securities gains, net -
- - 6 6 NM 6 NM
non-qualifying hedges on MSRs
Noninterest income
$827 $656 $665 $9 1%
($162)
(20%)
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Noninterest expense
Noninterest expense
Note: Numbers may not sum due to rounding
Actual
($ in millions) 3Q10 2Q11 3Q11
Mortgage repurchase expense $45 $14 $19
Provision for unfunded commitments (23) (14) (10)
Derivative valuation adjustments 8 1 4
OREO expense 9 6 7
Other problem asset related expenses 28 30 25
Total credit-related operating expenses $67 $36 $45
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Actual Seq.  YOY
3Q10 2Q11 3Q11 $ % $ %
($ in millions)
Salaries, wages and incentives
$360 $365 $369 $4 1% $9 3%
Employee benefits
82 79 70 (9) (12%) (12) (15%)
Net occupancy expense
72 75 75 -
-
3
3%
Technology and communications
48 48 48 - - - -
Equipment expense
30 28 28 - 1% (2) (6%)
Card and processing expense
26 29 34 5 18% 8 33%
Other noninterest expense
361 277 322 45 16% (39) (11%)
Noninterest expense
$979 $901 $946 $45 5% ($33) (3%)
• Noninterest expense of $946mm increased from unusually low 2Q11 levels, largely due to $28mm in costs related to the termination of certain FHLB borrowings and hedging transactions
• Credit costs recorded in noninterest expense:

Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $617mm flat from 2Q11 levels and down 19% over prior year; prior year comparison driven by lower mortgage banking revenue and the 3Q10 net benefit from the settlement of
BOLI-related litigation, as well as improved credit costs
• Adjusted PPNR of $633mm, including positive adjustments totaling $16mm, up 9%
sequentially and flat year-over-year
PPNR reconciliation
634
581
545
582
633
44
34
3
28
25
67
53
32
36
45
$0
$100
$200
$300
$400
$500
$600
$700
$800
3Q10 4Q10 1Q11 2Q11 3Q11
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted
© Fifth Third Bank | All Rights Reserved
* Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
Income before income taxes (U.S. GAAP) (a) $303 $417 $377 $506 $530
Add: Provision expense (U.S. GAAP) (b) 457 166 168 113 87
PPNR (a) + (b) $760 $583 $545 $619 $617
Adjustments remove (benefit) / detriment:
BOLI (127) - - - -
Valuation of 2009 Visa total return swap - 5 9 4 17
Securities (gains) / losses (4) (21) (8) (6) (26)
FTPS warrants & puts 5 (3) 2 (29) (3)
Extinguishment (gains) / losses - 17 (3) (6) -
Termination of certain borrowings and
hedging  transactions - - - - 28
Adjusted PPNR $634 $581 $545 $582 $633
Credit-related items^:
In noninterest income 44 34 3 28 25
In noninterest expense 67 53 32 36 45
Credit-adjusted PPNR** $745 $668 $580 $646 $703

Strong capital position
Strong capital ratios under Basel I; estimated Basel III Tier 1 common ratio of 9.8%*
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
3Q10 4Q10 1Q11 2Q11 3Q11
Tangible common equity ratio^
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
3Q10 4Q10 1Q11 2Q11 3Q11
Tier I common equity
0%
2%
4%
6%
8%
10%
12%
14%
3Q10 4Q10 1Q11 2Q11 3Q11
Tier 1 Capital Ratio ex-TARP Tier 1 Capital Ratio
Tier I capital ratio
0%
5%
10%
15%
20%
3Q10 4Q10 1Q11 2Q11 3Q11
Total RBC ratio ex-TARP Total RBC ratio
Total risk-based capital ratio
Current period regulatory capital data ratios are estimated.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
* Estimate, subject to final rule-making and clarification by U.S. banking regulators; currently assumes unrealized securities gains are included in common equity for purposes of this calculation
© Fifth Third Bank | All Rights Reserved
6.7%
7.0%
8.4%
8.6% 8.6%
9.0%
7.1%
7.3%
8.6%
9.0%
7.3%
7.5%
9.0%
9.2% 9.3%
10.5% 10.5%
12.2%
11.9% 12.0%
13.9%
13.9%
14.9%
14.7%
16.3% 16.0% 16.3%
18.1%
18.3%

Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
Net charge-offs ($mm)
$mm %
Commercial $136 52%
Consumer $126 48%
Total   $262 100%
Year-over-year charge-offs down significantly due to improving credit trends and effect of 3Q10 credit actions
$mm %
Florida $52 20%
Michigan 36
14%
Subtotal $88 34%
Other 174 66%
Total $262 100%
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$0
$200
$400
$600
$800
$1,000
C&I
21%
Coml
mortgage
18%
Coml
const.
13%
Coml lease
0%
Residential
mortgage
14%
Home
equity
20%
Auto
4%
Card
7%
Other
consumer
3%
MI
14%
OH
23%
IN
3%
IL
15%
KY
7%
TN
3%
NC
2%
Other /
13%
FL
20%
National
11
Actual Seq.  YOY
($ in millions) 3Q10 2Q11 3Q11 $ % $ %
C&I
237 76 55 (21) (28%) (182) (77%)
Commercial mortgage
268 47 47 - - (221) (82%)
Commercial construction
121 20 35 15 75% (86) (71%)
Commercial lease
1 (2) (1) 1 (50%) (2) (200%)
Commercial
627 141 136 (5) (4%) (491) (78%)
Residential mortgage loans
204 36 36 - - (168) (82%)
Home equity
66 54 53 (1) (2%) (13) (20%)
Automobile
17 8 12 4 50% (5) (29%)
Credit card
36 28 18 (10) (36%) (18) (50%)
Other consumer
6 37 7 (30) (81%) 1 17%
Consumer
329 163 126 (37) (23%) (203) (62%)
Total net charge-offs
956 304 262 (42) (14%) (694) (73%)
$262
$356
NCOs
due to
3Q10
credit
actions
$367
240
173 164
141 136
206
183 203
163
126
3Q10 4Q10 1Q11 2Q11 3Q11
$304
$956
Commercial
Consumer

Nonperforming assets
• NPAs of $1.9B excluding held-for-sale down
7% year-over-year
• Commercial NPAs of $1.5B, down 8% from the
previous year
– Homebuilder / developer NPAs of
$207mm; represent 14% of total
commercial NPAs
• Consumer NPAs of $470mm, down 2% from
the previous year
• NPAs in held-for-sale of $197mm
C&I / Lease
$607mm, 31%
CRE
$868mm, 45%
Residential
$407mm, 21%
Other Consumer
$63mm, 3%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($mm)
$2,088
$1,944
Nonperforming assets continue to improve
$2,082
$2,174
$2,126
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14%
1,604
1,578 1,588 1,612
1,474
478
597
538
476
470
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
3Q10 4Q10 1Q11 2Q11 3Q11
Commercial Consumer
14%
14%
2%
25%
14%
1%
16%
0%
19%
19%
4%
28%
11%
4%
2%
8%
5%
12%
19%
3%
37%
10%
2%
0%
4%
13%
18%
35%
8%
12%
5%
3%
1%
12%
6%

NPL HFI Rollforward
Commercial
3Q10 4Q10 1Q11 2Q11 3Q11
Beginning NPL Amount 1,980      1,261      1,214      1,211      1,253
Transfers to nonperforming 522         269         329         340         217
Transfers to performing (21)          (2)            (2)            (10)          (11)
Transfers to performing (restructured) (10)          -          -          -          (1)
Transfers to held for sale (342)        -          (16)          (15)          (58)
Loans sold from portfolio (5)            (9)            (12)          (7)            (17)
Loan paydowns/payoffs (153)        (111)        (108)        (91)          (77)
Transfer to other real estate owned (92)          (48)          (37)          (39)          (20)
Charge-offs (627)        (170)        (164)        (141)        (136)
Draws/other extensions of credit 9             24           7             5             5
Ending Commercial NPL 1,261      1,214      1,211      1,253      1,155
Consumer
3Q10 4Q10 1Q11 2Q11 3Q11
Beginning NPL Amount 549         323         466         434         386
Transfers to nonperforming 256         365         232         214         201
Transfers to performing (45)          (36)          (35)          (34)          (33)
Transfers to performing (restructured) (29)          (25)          (50)          (41)          (39)
Transfers to held for sale (205)        -          -          -          -
Loans sold from portfolio -          -          (1)            (21)          -
Loan paydowns/payoffs (37)          (17)          (18)          (27)          (27)
Transfer to other real estate owned (50)          (20)          (18)          (15)          (16)
Charge-offs (118)        (130)        (144)        (126)        (91)
Draws/other extensions of credit 2             4             2             2             2
Ending Consumer NPL 323         466         434         386         383
Total NPL 1,584      1,680      1,645      1,639      1,538
Total new nonaccrual loans - HFI 778         634         561         554         418
NPL Rollforward
Fifth Third Bank | All Rights Reserved
Significant improvement in NPL inflows over past year
Prior period NPL inflows restated to reflect additional detail and with transfers to nonaccrual status presented to reflect gross inflows and charge-offs.

2.00%
1.50%
1.00%
0.50%
0.00%
3Q10
4Q10
1Q11
2Q11
3Q11

(6%) QoQ; (3%) YoY
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
323
466
434
386
383
1,261
1,214
1,211
1,253
1,155
3Q10
4Q10
1Q11
2Q11
3Q11
Commercial
Consumer

(24%) QoQ; (46%) YoY
$1,000
$800
$600
$400
$200
$0
$778
$634
$561
$554
$418
$522
$365
$329
$340
$217
$256
$269
$232
$214
$201
3Q10*
4Q10
1Q11
2Q11
3Q11
Total
Commercial
Consumer

Fifth Third Bank | All Rights Reserved
Non-performing loans
Non-performing loans ($mm)
$1.6B
$1.5B
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
$1.6B
Fifth Third’s non-performing loan inflows (relative to loans) have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
FITB
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows down significantly
$1.7B
$1.6B
FITB
ex-HFS
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
Prior period NPL inflows restated to reflect additional detail and with transfers to nonaccrual status presented to reflect gross inflows and  charge-offs.
See slide 13 for more information

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

15%
15%
14%
17%
39%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $215mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly
$940mm of TDRs are current and have been on
the books for more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 1Q11
Mortgage TDR 60+ redefault trend by vintage*
1Q08      4%
2Q08      7%
3Q08      7%
4Q08      8%
1Q09     11%
2Q09    13%
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through June 2011)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    12%
$1.3B current consumer TDRs (%)
4Q09      8%
$1.1
billion
2008
2009
1Q10      7%
2Q10      5%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
2010
© Fifth Third Bank | All Rights Reserved
15
3Q10      5%
4Q10      4%
1Q11      5%

Strong relative credit trends
FITB credit metrics are in line with or better than peers
NPA ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
0.5%
1.5%
2.5%
3.5%
4.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB Peer Average
FITB Peer Average
FITB Peer Average
FITB Peer Average
© Fifth Third Bank | All Rights Reserved
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
Net charge-off ratio vs. peers
(7.5%)*
(HFS transfer)
5.0%*
3.8%
Before credit
actions
2.3%
Before credit
actions

Strong reserve position
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
3Q11 coverage ratios strong
relative to peers (2Q11)
17
© Fifth Third Bank | All Rights Reserved
$956
$356
$367
$304
$262
($499)
($190) ($199)
($191) ($175)
4.20%
3.88%
3.62%
3.35%
3.08%
($600)
($400)
($200)
$0
$200
$400
$600
$800
$1,000
$1,200
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
3Q10 4Q10 1Q11 2Q11 3Q11
Net Charge-offs Additional Provision Reserves
Industry leading reserve levels
Fifth Third
(3Q11)
Peer Average
(2Q11)
125%
100%
Reserves / NPAs
158%
116%
Reserves / NPLs
235%
221%
Reserves / Annualized NCOs

Well-positioned for the future
• Holding company cash currently sufficient for more than 2 years of obligations; minimal holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 1.3%; 2.4x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (235% PPNR / NCOs^ in 3Q11)
• 1.3% ROAA; 15% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
© Fifth Third Bank | All Rights Reserved
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012

19 Appendix © Fifth Third Bank | All Rights Reserved

Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
ROA
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios
#
:
Tier I common equity (Basel III)
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Outlook
4Q11 Outlook
$78.6 billion
$72.2 billion
Modest growth vs. 3Q11
Up couple bps vs. 3Q11
~$625mm +/-
Flat/up modestly vs. 3Q11
~$575mm +/-
>1.2%
28%
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
** Noninterest income forecast includes impact of Durbin amendment starting in October 2011.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
^^ Annualized net charge-offs as a percentage of average loans and leases
# Current period regulatory capital data ratios are estimated; see slide 35 for estimation of Basel III phased-in Tier 1 common
3Q11 Actual
Outlook as of October 20, 2011
Solid growth vs. 3Q11
Modest growth vs. 3Q11
Relatively stable
Lower vs. 3Q11
Down $50-$100mm vs. 3Q11
Building
$902 million
3.65%
$665 million
$946 million
$617 million
1.3%
28%
9.3% (~9.8%)
11.1%
12.0%
16.3%
$262 million (1.32%^^)
$2.4 billion (3.08%)
$1.9 billion (2.44%)
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Customer-centric traditional banking model:
well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities, consistent with direction of financial reform
— Dodd-Frank / Basel III do not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
— Low level of financial system “interconnectedness”
–
International activity primarily related to trade finance and lending to U.S.
subsidiaries of foreign companies
–
(e.g.) Fifth Third loss in Lehman bankruptcy expected to be less than $2mm
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading)
–
Daily VaR ~$1mm or less
–
Small private equity portfolio ~$100mm
No significant business at Fifth Third impaired during crisis
— No originations of CDOs, securitizations on behalf of others
— Didn’t originate or sell subprime mortgages or Option ARMs
— No mortgage securitizations outstanding (except ~$28mm HELOC from 2003)
Business profile positions Fifth Third well – today and in the future

Fifth Third Bank | All Rights Reserved
Liquidity levels elevated in 3Q11
As of 3Q11, readily available borrowing capacity at FHLB:
$6.3B; contingent borrowing capacity at the Fed: $21.2B
—
Executed $2.5B in three-month FHLB borrowings in July
as a precaution to supplement liquidity through the
discussion and resolution of the U.S. debt ceiling limit
Holding Company cash at 9/30/11: $2.1B
Cash currently sufficient to satisfy all fixed obligations
for more than 2 years (debt maturities, common and
preferred dividends, interest and other expenses)
without accessing capital markets; relying on dividends
from subsidiaries; proceeds from asset sales
Expected cash obligations over the next 12 months
—
$25mm debt maturities (face value TruPS approved
to redeem)
—
~$333mm common dividends
—
~$35mm Series G preferred dividends
—
~$459mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs) Heavily core funded
$500 $500
2011 2012 2013 2014 2015 2016 2017 2018
on
Strong liquidity profile
S-T
wholesale
7%
3,749
26
750
1,250
500
63
2011 2012 2013 2014 2015 2016 2017 2018 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
Demand
21%
Interest
checking
16%
Savings/
MMDA
24%
Foreign office
3%
Consumer
time
5%
Non-core
deposits
3%
S-T
borrowings
4%
Other
liabilities
4%
Equity
11%
L-T debt
9%

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
33% drop in 3Q11 outstanding claims balance driven by
high number of resolutions in quarter
Virtually all sold loans and the majority of new claims
relate to agencies
— 98% of outstanding balance of loans sold
— Three-quarters of current quarter outstanding claims
Majority of outstanding balances of the serviced for
others portfolio relates to origination activity in 2009
and later
Private claims and exposure relate to whole loan sales
(no outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
3Q10 4Q10 1Q11 2Q11 3Q11
Beginning balance 85 103 101 87 80
Net reserve additions     47 21 10 15 20
Repurchase losses (29) (23) (23) (22) (31)
Ending balance 103 101 87 80 69
2005 and prior
GSE GNMA Private Total
$7,838 $301 $578 $8,717
2006 1,791 64 277 2,132
2007 2,911 95 239 3,244
2008 2,975 729 0.3 3,704
2009 and later 29,971 8,718 1 38,690
Total $45,485 $9,907 $1,096 $56,488
* Includes reps and warranty reserve ($52mm) and reserve for loans sold with recourse ($17mm)
172
150
135
110
64
12
11
10
17
21
$184
$161
$145
$127
$85
$40
$60
$80
$100
$120
$140
$160
$180
$200
3Q10 4Q10 1Q11 2Q11 3Q11
Agencies Private Claims

© Fifth Third Bank | All Rights Reserved
Non-performing assets and net charge-offs:
Product view*
Total NPAs
Total NCOs
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10
0
500
1,000
1,500
2,000
2,500
3,000
3Q10 4Q10 1Q11 2Q11 3Q11
C&I/Lease Auto/Other CRE Res RE
0
100
200
300
400
500
3Q10 4Q10 1Q11 2Q11 3Q11
C&I/Lease Auto/Other CRE Res RE

© Fifth Third Bank | All Rights Reserved
Total NPAs
Total NCOs
Non-performing assets and net charge-offs:
Geographic view*
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10
-
500
1,000
1,500
2,000
2,500
3,000
3Q10 4Q10 1Q11 2Q11 3Q11
Other SE National Other MW Michigan Florida
-
100
200
300
400
500
3Q10 4Q10 1Q11 2Q11 3Q11
Other SE National Other MW Michigan Florida

© Fifth Third Bank | All Rights Reserved
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & Industrial loans represented 37% of total loans and 21% of net charge-offs
• 26% of 3Q11 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.4B (8%);
3Q11 NCO ratio of 2.18%
• FL represented 5% of 3Q11 losses, 6% of loans; MI
represented 14% of losses, 11% of loans
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $108
Core: $129
Core NCO Rate: 1.94%
3Q10 NCO Breakout
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $26,302 $27,191 $27,344 $28,099 $29,258
Avg Loans $26,344 $26,338 $27,331 $27,909 $28,777
90+ days delinquent $29 $16 $8 $7 $9
as % of loans 0.11% 0.06% 0.03% 0.02% 0.03%
NPAs $594 $612 $620 $638 $588
as % of loans 2.26% 2.25% 2.27% 2.27% 2.01%
Net charge-offs $237 $85 $83 $76 $55
as % of loans 3.57% 1.27% 1.22% 1.10% 0.76%
C&I
MI
11%
IN
5%
TN
4%
Other /
National
36%
FL
6%
IL
14%
OH
18%
KY
4%
NC
2%
Accommodation
2%
Auto
Manufacturing
1%
Construction
4%
Finance &
Insurance
13%
Manufacturing
23%
Real Estate
4%
Retail Trade
4%
Auto Retailers
2%
Wholesale
Trade
11%
Other
36%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial mortgage loans represented 12% of total loans
and 18% of net charge-offs
• Owner occupied 3Q11 NCO ratio of 1.1%, non-owner
occupied 3Q11 NCO ratio of 2.7%
• Loans from FL/MI represented 38% of portfolio loans, 32% of portfolio losses in 3Q11
Non-core: $202
Core: $66
Core NCO Rate: 2.30%
3Q10 NCO Breakout
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $10,985 $10,845 $10,510 $10,233 $9,862
Avg Loans $11,375 $10,985 $10,685 $10,394 $10,050
90+ days delinquent $29 $11 $8 $12 $10
as % of loans 0.26% 0.10% 0.08% 0.11% 0.10%
NPAs $679 $679 $696 $710 $631
as % of loans 6.19% 6.26% 6.63% 6.94% 6.39%
Net charge-offs $268 $80 $54 $47 $47
as % of loans 9.34% 2.89% 2.04% 1.83% 1.86%
Commercial mortgage
MI
26%
OH
28%
IN
7%
IL
11%
KY
3%
TN
2%
NC
6%
Other /
National
5%
FL
12%
Accommodation
4%
Auto
Manufacturing
1%
Construction
7%
Finance &
Insurance
1%
Manufacturing
6%
Real Estate
44%
Retail Trade
5%
Auto Retailers
3%
Wholesale
Trade
4%
Other
25%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $2,349 $2,048 $1,980 $1,778 $1,681
Avg Loans $2,885 $2,171 $2,030 $1,918 $1,752
90+ days delinquent $5 $3 $23 $48 $43
as % of loans 0.21% 0.13% 1.16% 2.71% 2.55%
NPAs $291 $259 $248 $240 $237
as % of loans 12.40% 12.65% 12.53% 13.52% 14.11%
Net charge-offs $121 $11 $26 $20 $35
as % of loans 16.58% 2.01% 5.24% 4.09% 7.90%
Commercial construction
Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial construction loans represented 2% of total loans and 13% of net charge-offs
• Loans from FL/MI represented 33% of portfolio loans, 25% of portfolio losses in 3Q11
Non-core: $77
Core: $44
Core NCO Rate: 5.99%
3Q10 NCO Breakout
MI
15%
OH
32%
IN
7%
IL
11%
KY
6%
TN
1%
NC
3%
Other /
National
7%
FL
18%
Accommodation
1%
Construction
20%
Finance &
insurance
0%
Manufacturing
4%
Real estate
53%
Retail Trade
2%
Auto Retailers
1%
Wholesale
Trade
2%
Other
17%

Homebuilders/developers*
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $578mm, down 82% from peak
of $3.3B in 2Q08; represents approximately 1% of total loans and 1.3% of commercial loans
• $18mm of NCOs (46% commercial mortgage, 36% commercial
construction, 18% C&I)
• $207mm of NPAs (69% commercial mortgage, 24%
commercial construction, 7% C&I)
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $95
Core: $32
Core NCO Rate: 12.25%
3Q10 NCO Breakout
MI
21%
OH
31%
IN
9%
IL
4%
KY
4%
TN
5%
NC
10%
Other /
National
2%
FL
14%
C&I
26%
Commercial
construction
21%
Commercial
mortgage
53%
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $824 $699 $651 $597 $578
90+ days delinquent $3 $1 $1 $1 $3
as % of loans 0.37% 0.12% 0.16% 0.19% 0.59%
NPAs $280 $259 $249 $243 $207
as % of loans 33.97% 37.12% 38.30% 40.67% 35.87%
Net charge-offs $127 $19 $22 $14 $18
as % of loans 48.74% 10.08% 13.04% 8.91% 11.50%
Homebuilders/developers
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1    liens: 100%; weighted average LTV: 74.2%
Weighted average origination FICO: 746
Origination FICO distribution:  <660 8%; 660-689 6%; 690-719
10%; 720-749 13%; 750+ 49%; Other^ 14%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 35%; 70.1-80 39%; 80.1-90 8%;
90.1-95 4%; >95 14%
Vintage distribution: 2011 22%; 2010 23%; 2009 5%; 2008 7%;
2007 8%; 2006 8%; 2005 13%; 2004 and prior 14%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
IN
7%
IL
12%
TN
2%
FL
17%
Other /
National
11%
OH
25%
MI
15%
KY
6%
NC
5%
^ Includes acquired loans where FICO at origination is not available
3Q10 includes losses on loans sold
• Residential mortgage loans represented 13% of total loans
and 14% of net charge-offs
• FL portfolio 17% of residential mortgage loans and 53% of
portfolio losses
Non-core: $123
Core: $81
Core NCO Rate: 4.10%
3Q10 NCO Breakout
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $7,975 $8,956 $9,530 $9,849 $10,249
Avg Loans $7,837 $8,382 $9,282 $9,654 $10,006
90+ days delinquent $111 $100 $98 $87 $91
as % of loans 1.39% 1.12% 1.03% 0.88% 0.89%
NPAs $328 $368 $338 $338 $337
as % of loans 4.11% 4.11% 3.55% 3.43% 3.29%
Net charge-offs $204 $62 $65 $36 $36
as % of loans 10.33% 2.93% 2.82% 1.50% 1.41%
Residential mortgage
st

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $1,770 $1,698 $1,637 $1,586 $1,540
90+ days delinquent $26 $25 $25 $23 $21
as % of loans 1.46% 1.46% 1.51% 1.46% 1.37%
Net charge-offs $26 $25 $24 $20 $18
as % of loans 5.87% 5.74% 5.88% 4.95% 4.53%
Home equity - brokered
Home equity
1    liens: 31%; 2    liens: 69%
Weighted average origination FICO: 749
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%; 720-749
17%; 750+ 50%; Other 9%
Average CLTV: 74%; Origination CLTV distribution: <=70 39%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2011 2%; 2010 3%; 2009 4%; 2008 11%; 2007 11%; 2006
15%; 2005 14%; 2004 and prior 40%
% through broker channels: 14% WA FICO: 735 brokered, 752 direct; WA
CLTV: 88% brokered; 72% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 14% of total loans and 20% of net charge-offs
Approximately 14% of portfolio in broker product driving 33% total loss
Approximately one third of Fifth Third 2  liens are behind Fifth
Third 1    liens
2005/2006 vintages represent approximately 29% of portfolio; account for 54% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
($ in millions) 3Q10 4Q10 1Q11 2Q11 3Q11
EOP Balance $10,004 $9,815 $9,585 $9,462 $9,380
90+ days delinquent $61 $59 $59 $61 $62
as % of loans 0.61% 0.60% 0.62% 0.64% 0.66%
Net charge-offs $40 $40 $39 $34 $35
as % of loans 1.57% 1.61% 1.64% 1.46% 1.50%
Home equity - direct
MI
21%
OH
31%
IN
9%
IL
14%
KY
8%
TN
2%
NC
5%
Other
1%
FL
9%
MI
21%
OH
25%
IN
10%
IL
12%
KY
7%
TN
2%
NC
1%
Other
19%
FL
3%
nd
st
nd
st

© Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio
28%
18%
5% 0%
27%
13%
8%
1% 0%
17%
29%
21%
30%
2%
1%
17%
17%
0%
36%
20%
2%
2% 1%
5%
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 1.9            6% 83              14% 3            5%
Commercial mortgage 1.2            12% 137             22% 9            18%
Commercial construction 0.3            18% 103             43% 9            25%
Commercial lease 0.0            1% -             0% -         0%
Commercial 3.4            8% 323             22% 20          15%
Mortgage 1.8            17% 144             43% 19          52%
Home equity 0.8            8% 8                12% 10          20%
Auto 0.5            4% 1                6% 1            7%
Credit card 0.1            5% 3                7% 1            7%
Other consumer 0.0            4% 0                2% 1            11%
Consumer 3.2            9% 156             33% 32          25%
Total 6.6            8% 480             25% 52          20%
Florida

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.3            11% 83                  14% 8            14%
Commercial mortgage 2.6            26% 129                 20% 7            14%
Commercial construction 0.3            15% 35                  15% 0            1%
Commercial lease 0.2            7% 3                     15% (0)           0%
Commercial 6.3            14% 250                 17% 15          11%
Mortgage 1.6            15% 39                  12% 5            13%
Home equity 2.3            21% 9                     13% 12          23%
Auto 1.0            8% 3                     17% 2            13%
Credit card 0.3            15% 9                     19% 3            14%
Other consumer 0.1            22% -                 0% 1            11%
Consumer 5.2            15% 60                  13% 22          17%
Total 11.5          15% 309                 16% 36          14%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impact on
commercial real estate market
29%
22%
2% 2%
14%
20%
8%
2%
1%
27%
42%
11%
1%
12%
3%
1%
3%
0%
21%
19%
1%
0%
13%
33%
4%
7%
2%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ and shares in millions
(unaudited) For the Three Months Ended
September June March December September
2011 2011 2011 2010 2010
Income before income taxes (U.S. GAAP) 530 506 377 417 303
Add: Provision expense (U.S. GAAP) 87 113 168 166 457
Pre-provision net revenue (a) 617 619 545 583 760
Net income available to common shareholders (U.S. GAAP) 373 328 88 270 175
Add: Intangible amortization, net of tax 3 4 5 7 7
Tangible net income available to common shareholders 376 332 93 277 182
Tangible net income available to common shareholders (annualized) (b) 1,492 1,332 377 1,099 722
Average Bancorp shareholders' equity (U.S. GAAP) 12,841 12,365 13,052 14,007 13,852
Less: Average preferred stock 398 398 1,557 3,648 3,637
Average goodwill 2,417 2,417 2,417 2,417 2,417
Average intangible assets 47 52 59 67 78
Average tangible common equity (c) 9,979 9,498 9,019 7,875 7,720
Total Bancorp shareholders' equity (U.S. GAAP) 13,029 12,572 12,163 14,051 13,884
Less:  Preferred stock (398) (398) (398) (3,654) (3,642)
Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (45) (49) (55) (62) (72)
Tangible common equity, including unrealized gains / losses (d) 10,169 9,708 9,293 7,918 7,753
Less: Accumulated other comprehensive income / loss (542) (396) (263) (314) (432)
Tangible common equity, excluding unrealized gains / losses (e) 9,627 9,312 9,030 7,604 7,321
Total assets (U.S. GAAP) 114,905 110,805 110,485 111,007 112,322
Less:  Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (45) (49) (55) (62) (72)
Tangible assets, including unrealized gains / losses (f) 112,443 108,339 108,013 108,528 109,833
Less: Accumulated other comprehensive income / loss, before tax (834) (609) (405) (483) (665)
Tangible assets, excluding unrealized gains / losses (g) 111,609 107,730 107,608 108,045 109,168
Common shares outstanding (h) 920 920 919 796 796
Net charge-offs (i) 262 304 367 356 956
Ratios:
Return on average tangible common equity (b) / (c) 14.9% 14.0% 4.2% 13.9% 9.4%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.63% 8.64% 8.39% 7.04% 6.70%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.04% 8.96% 8.60% 7.30% 7.06%
Tangible book value per share (d) / (h) 11.05 10.55 10.11 9.94 9.74
Pre-provision net revenue / net charge-offs (a) / (i) 235% 204% 149% 164% 79%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited) For the Three Months Ended
September June March December September
2011 2011 2011 2010 2010
Total Bancorp shareholders' equity (U.S. GAAP) 13,029 12,572 12,163 14,051 13,884
Goodwill and certain other intangibles (2,514) (2,536) (2,546) (2,546) (2,525)
Unrealized gains (542) (396) (263) (314) (432)
Qualifying trust preferred securities 2,273 2,312 2,763 2,763 2,763
Other 20 20 12 11 8
Tier I capital 12,266 11,972 12,129 13,965 13,698
Less: Preferred stock (398) (398) (398) (3,654) (3,642)
Qualifying trust preferred securities (2,273) (2,312) (2,763) (2,763) (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (30) (30) (30) (30) (30)
Tier I common equity (a) 9,565 9,232 8,938 7,518 7,263
Unrealized gains 542
Disallowed deferred tax assets -
Disallowed MSRs 64
Other 10
Less: 10% of individual deferred tax assets, MSRs, investment in financial entities -
15% of aggregate deferred tax assets, MSRs, investment in financial entities -
Tier 1 common equity, Basel III proforma (b) 10,181
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (c) 102,562 100,320 99,392 100,561 98,904
Add:
Regulatory deductions not deducted from Tier 1 common equity, risk-weighted at 250% 1,377
Risk-weighted assets, Basel III proforma (d) 103,939
Ratios:
Tier I common equity (a) / (c) 9.33% 9.20% 8.99% 7.48% 7.34%
Tier I common equity, Basel III proforma (b) / (d) 9.80%